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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 8, 2003


                              Books-A-Million, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                       0-20664               63-0798460
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

              402 Industrial Lane
              Birmingham, Alabama                           35211
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   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (205) 942-3737


                                      None
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         On August 6, 2003, Books-A-Million, Inc. (the "Company") received a notice from Putnam Investments and Putnam Fiduciary Trust Company notifying the Company of the temporary suspension of the ability to purchase, sell or otherwise acquire or transfer shares of its common stock held in the Company's 401(k) Profit Sharing Plan (the "Plan"). The blackout is a result of the conversion of the Plan's recordkeeping function from Putnam Investments and Putnam Fiduciary Trust Company to SunTrust Bank, NA, effective September 15, 2003. The blackout shall begin on September 9, 2003 at 3:00 pm EDT and end on October 3, 2003. During such blackout period, the Company's participants in the Plan will not be permitted to purchase, sell, or otherwise acquire or transfer their interests in the Company's common stock held in the Plan. Pursuant to
Section 306(a) of the Sarbanes-Oxley Act of 2002, on August 8, 2003, the Company notified its directors and executive officers of the suspension of transactions involving any equity security of the Company (other than an exempt security) during the suspension period with respect to any such equity security acquired in connection with service or employment as a director or executive officer.

         In accordance with the Securities and Exchange Commission's Regulation Blackout Trading Restriction, this blackout period from September 9, 2003 at 3:00 pm EDT through October 3, 2003 is separate from, and in addition to, any other suspension on trading Company equity securities that may then be in effect due to any other requirement applicable to the Company's directors and officers.

         Inquiries concerning the suspension may be directed to Richard S. Wallington, the Company's Chief Financial Officer, at (205) 942-3737 or 402 Industrial Lane, Birmingham, Alabama 35211.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOOKS-A-MILLION, INC.





Date           August 8, 2003               By:        /s/ Clyde B. Anderson
         --------------------------             -------------------------------
                                                       Clyde B. Anderson
                                                       Chief Executive Officer




Date           August 8, 2003               By:   /s/ Richard S. Wallington
         --------------------------             --------------------------------
                                                      Richard S. Wallington
                                                      Chief Financial Officer

*Print name and title of the signing officer under his signature.


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